Union Acquisition Corp. Announces Updated Timing
for Completion of Initial Business Combination

NEW YORK--(BUSINESS WIRE)--Union Acquisition Corp. (NYSE: LTN) (“UAC”), a special purpose acquisition company, today announced that it currently expects to consummate its previously announced business combination with Bioceres LLC (successor to Bioceres, Inc.) on Thursday, March 14, 2019.  Upon consummation of the business combination, the company will be renamed Bioceres Crop Solutions Corp. and it is anticipated that its ordinary shares and warrants will commence trading on the NYSE American, subject to the post-business combination company meeting the initial listing requirements of NYSE American, under the symbols “BIOX” and “BIOX WS”, respectively, on Friday, March 15, 2019.

About Union Acquisition Corp.

Union Acquisition Corp. is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. The Company is led by Juan Sartori, Chairman of the Board of the Company and Chairman and founder of Union Group International Ltd., and Kyle P. Bransfield, Chief Executive Officer of the Company and Partner of Atlantic-Pacific Capital, Inc.

Forward Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include estimated financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of UAC, Bioceres or the combined company after completion of the business combination are based on current expectations that are subject to known and unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from expectations expressed or implied by such forward- looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the exchange agreement entered into in connection with the proposed business combination (the “Exchange Agreement”) and the proposed business combination contemplated therein prior to consummation; (2) the inability to complete the transactions contemplated by the Exchange Agreement due to conditions to closing in the Exchange Agreement; (3) the ability of UAC to continue to meet applicable NYSE American listing standards; (4) the risk that the proposed business combination disrupts current plans and operations of Bioceres; (5) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (6) costs related to the proposed business combination; (7) changes in applicable laws or regulations; (8) the possibility that Bioceres may be adversely affected by other economic, business, and/or competitive factors; and (9) other risks and uncertainties indicated from time to time in the documents filed with the SEC by UAC. Investors are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. UAC and Bioceres undertake no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Investors should carry out their own due diligence in connection with the assumptions contained herein. The forward-looking statements in this communication speak only as of the date of this communication. Although UAC may from time to time voluntarily update its prior forward-looking statements, it disclaims any commitment to do so whether as a result of new information, future events, changes in assumptions or otherwise except as required by applicable securities laws.

Contacts
UAC:
Kyle Bransfield, Chief Executive Officer, UAC
+1 212 981 0633
kbransfield@apcap.com